SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 25, 2001

Date of Report (Date of earliest event reported)

Illinois Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22302	36-3688459

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 Kingston Court, Mt. Prospect, Illinois 60056

(Address of principal executive offices) (Zip Code)

(847) 391-9400

(Registrant’s telephone number)

SIGNATURE
EXHIBIT INDEX
Certificate of Amendment

Item 5. Other Events.

      On June 25, 2001, Illinois Superconductor Corporation amended its Certificate of Incorporation in order to change its name to ISCO International, Inc.

Item 7. Financial Statements and Exhibits.

      Items (a) and (b) are inapplicable.

(c)	Exhibits.

3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on June 25, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS SUPERCONDUCTOR CORPORATION

By: /s/ Charles Willes

Charles Willes, Chief Financial Officer

Dated: June 27, 2001

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on June 26, 2001.